UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2025
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 28, 2025, iRhythm Technologies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 30,038,591 shares of the Company’s common stock, representing approximately 94.1% of the shares of the Company’s common stock entitled to vote as of April 3, 2025, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 16, 2025.
Proposal 1 – Election of Directors. The following nominees were elected as directors to serve until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Quentin Blackford	28,216,059	395,397	1,427,135
Abhijit Talwalkar	26,790,321	1,821,135	1,427,135
C. Noel Bairey Merz, M.D.	28,037,594	573,862	1,427,135
Bruce Bodaken	21,757,655	6,853,801	1,427,135
Karen Ling	28,229,121	382,335	1,427,135
Mark Rubash	27,524,576	1,086,880	1,427,135
Ralph Snyderman, M.D.	28,061,567	549,889	1,427,135
Brian Yoor	28,385,005	226,451	1,427,135

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025 was ratified. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,903,062	132,424	3,105	—

Proposal 3 - Advisory Vote on the Compensation of Named Executive Officers. The stockholders voted for, on a non-binding advisory basis, the approval of the compensation of the Company's named executive officers. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,454,502	382,813	774,141	1,427,135

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: May 30, 2025	By:	/s/ Quentin Blackford
Quentin S. Blackford
Chief Executive Officer